Raymond James U.S. Bank Conference September 2015 NASDAQ: BOTJ Exhibit 99.1

FORWARD
LOOKING STATEMENTS
This presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "estimate,"
"expect," "intend," "anticipate," "plan" and similar expressions and variations thereof identify certain of such forward-looking statements which speak only as of the dates on which they were made.
Bank of the James Financial Group (the "Company") undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Such factors include, but are not limited to competition, general economic conditions, potential changes in interest rates, and changes in the value of real estate securing loans made by Bank of the James (the "Bank"), a subsidiary of Bank of the James Financial Group, Inc. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission and previously filed by the Bank (as predecessor of the Company) with the Federal Reserve Board.

•
Listed on NASDAQ: BOTJ
•
Market Capitalization: ~ $37 million
•
LTM
EPS
–
6/30/2015
-
$1.10
•
Key Balance Sheet Metrics at 6/30/2015:
–
Assets -
$493 million
–
Loans -
$417 million
–
Deposits -
$445 million
–
Equity -
$35.8 million
OUR COMPANY
•
Formed in 1999 by a group of experienced bankers,
former bankers, and community leaders to fill a void
for a locally focused institution left by the acquisition
by large banks
•
Bank of the James is a commercial banking franchise
headquartered in Central Virginia; a region also
referred to as “Region 2000”
•
Operate twelve banking centers and two mortgage
offices in the Charlottesville, Harrisonburg,
Lynchburg and Roanoke MSAs
Strong Virginia Franchise
Bank of the James’ mission is to be the pre-eminent financial institution in our markets through superior customer service.
Key Details

Bank of The James
FINANCIAL GROUP, INC.

Skyline Dr
Blue Ridge Pkwy
Blue Ridge Pkwy
Bus
29
250
340
220
39
151
60
43
11
221
419
122
501
24
40
57
360
92

OUR MARKETS
Highlights
•
Headquartered in Lynchburg, VA
–
Locally know as Region 2000
–
Affluent market with significant employers
•
Recently Expanded into Charlottesville,
Harrisonburg and Roanoke
–
Combined market area has a population of almost 1
million residents
•
Market area boasts a stable economic environment
•
Major industries include:
–
Higher Education:
(UVA, JMU, Liberty U., etc.)
–
Healthcare:
Centra Health System
–
Power Generation:
AREVA, Babcock & Wilcox
–
Financial Services:
Genworth Financial
•
Lower cost of living, natural beauty, and high quality
of life attracts retirees
Source:
SNL Financial LC; Bank of the James Management; Region 2000 Partnership: Amherst,
Appomattox, Bedford, and Campbell counties
Banking Offices (12)
Pending Banking Office (1)
Mortgage Only Offices (2)
Roanoke
Lynchburg
Charlottesville
Amherst
Altavista
Bedford
Waynesboro
Staunton
Harrisonburg
Region 2000
Five-Year
Five-Year
Projected
Projected
2015
Median HH
Metropolitan
2015
Population
Median HH
Income
Statistical Area
Population
Growth
Income
Growth
Lynchburg, VA
259,041
3.4%
47,189
$
6.1%
Charlottesville, VA
228,355
4.7%
64,284
$
11.9%
Roanoke, VA
313,826
2.8%
50,829
$
8.2%
Harrisonburg, VA
131,486
5.1%
47,600
$
6.9%
Total / Wtd. Avg.
932,708
3.7%
52,657
$
8.6%

EXPERIENCED,
YOUNG TEAM (1 of 2)
Executive
Headshot
Previous Experience
Age
Years in Banking
Years with BOTJ
Robert Chapman
President & CEO
•
Co-founder, Bank of the James (1999)
•
Current director
•
CEO, Bank of the James (2004)
•
First Lieutenant, US Army
•
Virginia Military Institute (1984)
•
Stonier Graduate School of Banking (2002)
52
31
16
Todd Scruggs
CFO
•
Co-founder, Bank of the James (1999)
•
Current director
•
CFO, Bank of the James (16 years)
•
Former FINRA licensed Rep., Crestar (1998)
•
UVA McIntire School of Commerce (1990)
•
USC Grad. School of Bank Inv. Mng. (2006)
47
16+
16
Michael
Syrek
Chief
Lending Officer
•
Controller/CFO in various industries
•
Experience in mergers and acquisitions
•
SunTrust Commercial Team Leader
•
Lynchburg President, SunTrust Bank
•
James Madison University (1994)
•
Chief Lending Officer, Bank of the James
43
12
3
Harry Umberger
Chief Credit Officer
•
Manager, Sovran Bank (1990)
•
Hamden-Sydney College (1988)
•
VBA School of Bank Management
•
Chief Credit Officer, Bank of the James (2004)
49
15
14

Executive
Headshot
Previous Experience
Age
Years in Banking
Years with BOTJ
Angelia
Johnson
EVP &
Retail Branch
Administrator
•
Manager, Wachovia Bank (1995-2000)
•
MBA, Averett
University
•
Stonier Graduate School of Banking (2013)
•
Retail Division Leader, Bank of the James
(7 years)
52
9+
9
Brandon
Farmer
Chief Operations
Officer
•
EVP and Senior Operations Officer (7 years)
•
Intern, Bank of the James in Organization
(1998)
•
Virginia Polytechnic and State University
(2000)
•
Stonier Graduate School of Banking (2010)
36
16
16
Brian E. Cash
President, Bank of
the James Mortgage
•
Mortgage Consumer Loan Officer, Bank of the
James (2004)
•
Lynchburg College (2002)
•
Stonier Graduate School of Banking (2014)
•
President, Bank of the James Mortgage
Division (2006)
35
11
11
EXPERIENCED,
YOUNG TEAM (2 of 2)

TRACK RECORD OF CREATING SHAREHOLDER VALUE
Recent Stock Price Performance
Recent Stock Price Returns
Source:
SNL Financial LC; Market data as of August 28, 2015
YTD Returns
One Year Returns
Three Year Returns
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
$12.00
$13.00
$14.00
Aug-12
Dec-12
Apr-13
Aug-13
Dec-13
Apr-14
Aug-14
Dec-14
Apr-15
Volume
BOTJ Price
6.01%
2.91%
-3.37%
BOTJ Return
NASDAQ Bank
S&P 500 Return
23.8%
7.6%
-0.4%
BOTJ Return
NASDAQ Bank
S&P 500 Return
107.1%
49.0%
41.1%
BOTJ Return
NASDAQ Bank Return
S&P 500 Return

DRIVING
SHAREHOLDER
VALUE
WITH
STRONG
RESULTS
$427M
$493M
$319M
2.25%
10.81%
$4.40
$11.36
$10.62
$0.18
$1.10
$0.00
$0.26
Note:
ROAE data as of June 30, 2015 LTM
30.1%
380.3%
158.2%
32.4%
511.1%
Profitable Growth
•
Strong loan growth has helped drive the
increase in the Company’s return on equity
–
Loan growth has come from Lynchburg as well as
recent expansion into Charlottesville and
Harrisonburg
•
The Company’s focus on improving
fundamental performance has driven increased
shareholder value
•
The Company is focused on continuing to
enhance shareholder value with the following
goals:
–
Growing loans by high single digit to low double-
digit rates through prudent lending
–
Targeting a double-digit ROAE
–
Focus on double digit EPS growth
2011
6/30/2015
Total Net Loans
$415M
2011
6/30/2015
ROAE
2011
6/30/2015
TBV Per Share
2011
6/30/2015
Earnings Per Share
2011
6/30/2015
Dividends Per Share
2011
6/30/2015
Share Price
$8.02

OPPORTUNITY FOR CONTINUED STRONG ORGANIC GROWTH
Highlights
•
As the impact of the financial crisis waned in late
2011, the Company began to refocus on growth
–
Hired Mike Syrek as CLO
–
Developed expertise and platform to bank more
sophisticated C&I relationships
–
Hired additional talented bankers in Lynchburg
–
Made key hires to expand into Charlottesville and
Harrisonburg
•
The Company has positioned itself as the bank of
choice
–
Opportunity to hire the best banking talent in the region
–
Customer service and reputation accelerate business
development
•
Recent market disruption from recent mergers and
branch sales further increases the ability to
capitalize on talent and clients dislocated by this
process
•
The Company’s market area provides an
opportunity for significant continued organic
growth
•
While bigger banks have historically dominated
these markets, they are focused elsewhere
•
Significant opportunity to grow deposit market
share –
meaningful opportunity remains in
Lynchburg
Source:
SNL Financial LC
Note: Includes  banks operating in Lynchburg, Charlottesville, Roanoke, and Harrisonburg Metropolitan Statistical Areas (MSAs); deposit market share data as of June 30, 2014
Current Market Area
Rank
Company
Branches
Deposits
($000s)
Market
Share
(%)
1
Wells Fargo & Co.
41
4,057,881
22.84
2
BB&T Corp.
58
2,824,362
15.90
3
SunTrust Banks Inc.
38
2,554,070
14.38
4
Carter Bank & Trust
30
1,137,837
6.41
5
Union Bankshares Corp.
30
1,102,669
6.21
6
Bank of America Corp.
15
1,055,585
5.94
7
BNC Bancorp
8
708,282
3.99
8
First Citizens BancShares Inc.
17
450,961
2.54
9
Bank of the James Financial Group Inc.
10
402,765
2.27
10
Virginia National Bankshares Corp.
4
392,071
2.21
11
F & M Bank Corp.
6
378,121
2.13
12
Pinnacle Bankshares Corp.
9
320,444
1.80
13
United Bankshares Inc.
10
300,012
1.69
14
HomeTrust Bancshares Inc.
5
282,977
1.59
15
HomeTown Bankshares Corp.
4
280,863
1.58
16
American National Bankshares Inc.
8
215,216
1.21
17
Bank of Botetourt
7
211,288
1.19
18
Bank of Fincastle
8
183,937
1.04
19
Farmers Bank of Appomattox
4
161,708
0.91
20
Select Bank Financial Corp.
2
112,395
0.63
21
Southern National Bancorp of Virginia Inc.
1
92,496
0.52
22
First National Corp.
2
75,272
0.42
23
First Bancorp Inc.
3
67,454
0.38
24
Cardinal Bankshares Corp.
2
65,542
0.37
25
Summit Financial Group Inc.
2
52,628
0.30
26
Farmers & Merchants Bank of Craig County
1
45,621
0.26
27
Old Dominion National Bank
2
45,379
0.26
28
Blue Ridge Bankshares Inc.
2
44,378
0.25
29
Capital One Financial Corp.
1
35,799
0.20
30
BCC Bankshares Inc.
1
28,772
0.16
31
Allegheny Bancshares Inc.
1
28,631
0.16
32
Pioneer Bankshares Inc.
4
20,498
0.12
33
Fidelity BancShares (N.C.) Inc.
1
10,323
0.06
34
Woodforest Financial Group Inc.
9
9,110
0.05
35
First Bancorp
1
6,029
0.03
36
Virginia Bank Bankshares Inc.
1
3,256
0.02
Total
348
17,764,632
100

ATTRACTIVE POTENTIAL FOR STRATEGIC GROWTH
Highlights
•
There are 20 banks under $750MM in assets
operating in our target market area
•
Many of these companies are struggling to adjust
to the new business and regulatory environment for
community banks
•
Many management teams are older and looking for
an opportunity to retire
•
There are also several similarly sized companies
that would benefit from an immediate increase in
economies of scale
•
We are open to merger opportunities and will
evaluate them based on shareholder focused
metrics
•
We believe that our company is an attractive merger
partner for the following reasons
–
Track record of strong fundamental performance
–
Focus on shareholder value
–
Reputation and capabilities
–
Experienced and energetic management team
Source:
SNL Financial LC; Microsoft Mappoint
Note: Map includes  Lynchburg, Charlottesville, Roanoke, Staunton, Harrisonburg, and Blacksburg, Virginia Metropolitan Statistical Areas (MSAs) and Rockbridge County, VA
Roanoke
Lynchburg
Charlottesville
Staunton
Harrisonburg
Rockbridge
County
Blacksburg

STRONG BALANCE
SHEET GROWTH
Total Assets CAGR
4.38%
Total Deposits CAGR
4.83%
Total Gross Loans CAGR
9.58%
Recent Balance Sheet Performance
$433
$433
$426
$441
$428
$431
$435
$435
$443
$447
$452
$461
$488
$493
$319
$326
$329
$326
$332
$338
$336
$347
$356
$367
$380
$400
$410
$420
$387
$385
$384
$399
$385
$389
$393
$387
$398
$400
$399
$399
$439
$445
$300
$320
$340
$360
$380
$400
$420
$440
$460
$480
$500
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015
Total Assets ($M)
Total Gross Loans ($M)
Total Deposits ($000)

ATTRACTIVE BALANCE SHEET MIX
(1)     For average balances during the quarter ended June 30, 2015
Current Loan Portfolio
Current Deposit Portfolio
•
Bank of the James has a conservative loan
book and is focused on profitable loan
growth with manageable risk
•
The Company has focused its recent efforts
at expanding its C&I loan book
•
The Company’s recent expansion into other
markets will increase the geographic
diversity in the Company’s portfolio
•
Bank of the James has produced substantial
loan growth in recent years
•
Bank of the James has an attractive and
stable core deposit base and intends to
focus on a strong core deposit mix even with
significant organic growth
•
Over 65% of the Bank’s deposits are non-
time deposits
•
The Company does not rely on wholesale
deposits for funding purposes
•
The Bank’s cost of funds was 0.51% for the
last twelve months ended June 30, 2015
Dollars in thousands
Type
Balance
%
Commercial
68,427
$
16%
Total CRE
215,755
52%
Consumer
78,675
19%
Residential
54,154
13%
Total
417,011
$
100%
Reported Weighted Avg. Yield
(1)
4.62%
Commercial
$68,427
16%
NOW, MM,
Savings
$220,092
49%
Time
$141,466
32%
Residential
54,154
13%
Noninterest
Demand
$83,828
19%
NOW, MM,
Savings
220,092
49%
Time
141,466
32%
Dollars in thousands
Type
Balance
%
Noninterest Demand
83,828
$
19%
NOW, MM, Savings
220,092
49%
Time
141,466
32%
Total
445,386
$
100%
Reported Weighted Avg. Cost
(1)
0.58%

ASSET QUALITY
Strong Loan Quality
Low Nonperforming Assets
1.88%
1.75%
1.73%
1.70%
1.69%
1.62%
1.48%
1.50%
1.48%
1.42%
1.29%
1.20%
1.16%
1.10%
0.44%
0.92%
0.74%
0.82%
0.20%
0.22%
0.59%
0.06%
-0.02%
0.09%
0.32%
0.09%
0.14%
0.21%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015
LLR / Loans (%)
Annualized Net Chargeoffs / Avg Loans (%)
3.08%
2.18%
1.89%
1.92%
1.95%
1.59%
1.32%
1.04%
1.13%
1.00%
0.98%
0.97%
0.86%
0.81%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015
NPAs / Assets (%)

STRONG, STABLE NET INTEREST MARGIN
Recent Net Interest Margin Performance
3.94%
3.91%
4.09%
4.10%
4.10%
4.10%
4.06%
4.14%
4.01%
3.96%
3.97%
4.04%
3.81%
3.79%
4.78%
4.73%
4.83%
4.80%
4.74%
4.71%
4.66%
4.78%
4.60%
4.53%
4.52%
4.62%
4.39%
4.38%
0.96%
0.94%
0.85%
0.78%
0.75%
0.74%
0.71%
0.72%
0.71%
0.69%
0.67%
0.67%
0.71%
0.73%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015
Net Interest Margin (%)
Yield: Interest Earning Assets (%)
Cost of Interest-bearing Liab (%)

Bank of The James
FINANCIAL GROUP, INC.

ROAA
ROAE

15
STRONG EARNINGS GROWTH
Efficiency Ratio
Noninterest Expense / AA
Noninterest Income / Average Assets
ROAA and ROAE
64%
66%
68%
70%
72%
74%
76%
78%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
0.00%
0.20%
0.40%
0.60%
0.80%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015
ROAA (%)
ROAE (%)
0.25%
0.50%
0.75%
1.00%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015
2.75%
3.00%
3.25%
3.50%
3.75%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015

HISTORICAL FINANCIALS
Dollars in thousands, except per share data
For the Period Ended December 31,
June 30,
2010
2011
2012
2013
2014
2015
Balance Sheet Highlights
Total Assets
418,928
$
427,436
$
441,381
$
434,511
$
460,865
$
492,836
$
Total Net Loans
320,715
319,188
320,826
341,915
395,603
415,397
Total Equity
25,495
26,805
29,613
29,772
34,776
35,806
Tangible Common Equity / Tangible Assets
6.1%
6.3%
6.7%
6.9%
7.5%
7.3%
Summary Income Statement
Net Interest Income (non-FTE)
15,201
$
15,327
$
15,737
$
15,989
$
16,404
$
8,520
$
Provision for Loan & Lease Losses
2,783
4,807
2,289
540
55
157
Non-Interest Income
3,518
3,680
3,618
3,478
3,587
2,025
Non-Interest Expense
13,502
13,693
14,391
14,825
15,235
7,615
Earnings Before Income Taxes
2,434
507
2,675
4,102
4,701
2,773
Income Taxes
614
(93)
543
1,042
1,288
889
Net Income
1,820
$
600
$
2,132
$
3,060
$
3,413
$
1,884
$
Operating Performance Highlights
ROAA
0.44%
0.14%
0.50%
0.71%
0.76%
0.79%
ROAE
7.3%
2.3%
7.8%
10.1%
10.3%
10.7%
Net Interest Margin
3.94%
3.89%
4.03%
4.08%
3.97%
3.80%
Efficiency Ratio
72%
72%
72%
75%
76%
72%
Asset Quality
NPAs / Assets
4.01%
3.37%
2.05%
1.17%
1.05%
0.98%
NPAs (Excl. Restructured Lns.) / Assets
2.82%
3.19%
1.92%
1.04%
0.97%
0.81%
Reserves / Loans
1.68%
1.73%
1.70%
1.49%
1.20%
1.09%
NCOs / Avg. Loans
0.49%
1.44%
0.73%
0.27%
0.12%
0.18%
Per Share Information
Common Shares Outstanding (Actual)
3,323,743
3,342,418
3,352,725
3,364,874
3,371,616
3,371,616
Tangible Book Value Per Share
$7.67
$8.02
$8.83
$8.85
$10.31
$10.62
Diluted Earnings Per Share
$0.55
$0.18
$0.64
$0.91
$1.01
$0.56
Common Dividends Declared Per Share
$0.00
$0.00
$0.00
$0.00
$0.15
$0.16

INVESTMENT CONSIDERATIONS
Attractive Market Opportunity
•
Affluent market area with steady growth opportunities
•
Recent expansion into attractive Charlottesville and
Harrisonburg MSAs
•
Big banks have lost focus on these markets
•
Opportunity to attract dislocated customers and
bankers
Track Record of Strong, Disciplined Growth
•
Experienced management team
•
Strong, but prudent loan growth from 2012 to present
•
Robust margin and low cost of funds
•
Attractive funding mix
•
Healthy revenue stream with growing net interest
income and diversification with growing noninterest
income
•
Strong profitability
Focus on Creating Shareholder Value
•
Track record of creating shareholder value as
illustrated by growth in tangible book value per
share, earnings per share, dividends, and stock price
•
Focus on achieving double-digit loan growth, EPS
growth, and ROAE going forward
$0.11
$0.15
$0.16
$0.22
$0.24
$0.24
$0.24
$0.20
$0.21
$0.25
$0.27
$0.28
$0.27
$0.28
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015
Strong Earnings Per Share Growth
Strong TBV Per Share Growth
$8.09
$8.47
$8.68
$8.83
$8.94
$8.67
$8.72
$8.85
$9.31
$9.70
$9.94
$10.31
$10.60
$10.62
$7.50
$8.00
$8.50
$9.00
$9.50
$10.00
$10.50
$11.00
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015

Raymond James U.S. Bank Conference September 2015 NASDAQ: BOTJ